                           THE TRAVELERS SERIES TRUST

                      Disciplined Mid Cap Stock Portfolio
                     Disciplined Small Cap Stock Portfolio*
                    Jurika & Voyles Core Equity Portfolio**
                          Strategic Stock Portfolio**

NOT ALL FUNDS CONTAINED IN THIS PROSPECTUS MAY BE AVAILABLE WITH YOUR CONTRACT. PLEASE REFER TO YOUR CONTRACT PROSPECTUS FOR A LIST OF YOUR FUNDING OPTIONS.

The Travelers Series Trust (the "Trust") is an open-end management investment company (mutual fund) consisting of multiple portfolios, each with its own investment objectives and policies. Only the Portfolios (the "Fund(s)") listed above are described in this prospectus.

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Travelers"). The Funds serve as funding options for certain variable annuity and variable life insurance contracts issued by The Travelers.

* Subject to shareholder approval, we anticipate the Disciplined Small Cap Stock Portfolio will be liquidated on or about October 26, 2001. As of the date of this prospectus, this fund is no longer available to new contract owners. Refer to your contract prospectus for more details.

** Subject to shareholder approval, we anticipate that the Strategic Stock Portfolio and the Jurika & Voyles Core Equity Portfolio (the "Merging Funds") will merge into the Investors Fund of the Salomon Brothers Variable Series Fund Inc. on or about October 26, 2001. On this date, all shares of the merging funds will be exchanged for the number of shares of the Investors Fund that is equal in value at the time of the merger to the value of such shares in each merging fund. As of the date of this prospectus, this fund is no longer available to new contract owners.

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May 1, 2001

                        Supplemented September 24, 2001

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE SERIES TRUST SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The Travelers Series Trust
currently consists of 19
separate investment Funds,
each with its own investment
objectives, strategies,
return potential and risks.
Only those funds listed to
the right are described in
this prospectus

                               TABLE OF CONTENTS

                                                                                                  Page
                                             GOALS AND INVESTMENTS

                                                                                                    3
                                                Disciplined Mid Cap Stock Portfolio

                                                                                                    4
                                                Disciplined Small Cap Stock Portfolio

                                                                                                    5
                                                Jurika & Voyles Core Equity Portfolio

                                                                                                    6
                                                Strategic Stock Portfolio

                                                                                                    7
                                             INVESTMENTS AND PRACTICES

                                                                                                    9
                                             MANAGEMENT

                                                                                                   11
                                             LEGAL PROCEEDINGS

                                                                                                   11
                                             SHAREHOLDER TRANSACTIONS AND PRICING

                                                                                                   12
                                             TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

                                                                                                   13
                                             FINANCIAL HIGHLIGHTS

                                                                                                   17
                                             APPENDIX


                               INVESTMENT ADVISER

Travelers Asset Management International Company LLC ("TAMIC") serves as investment adviser for the Funds. TAMIC is an indirect wholly owned subsidiaries of Citigroup Inc. TAMIC has engaged subadvisers to provide an investment program for certain Funds.

                      DISCIPLINED MID CAP STOCK PORTFOLIO

                             Goals and Investments

                                               INVESTMENT ADVISER: TAMIC

                                               SUBADVISER:  Travelers Investment
                                                            Management
                                                            Company("TIMCO")

                                               PORTFOLIO MANAGER:  Sandip Bhagat
FUND'S OBJECTIVE:  Growth of capital

KEY INVESTMENTS:  Common stock of U.S. companies

SELECTION PROCESS: The Fund invests primarily in the stock of mid-size and smaller companies, representing various industries. The Fund's subadviser selects stock with a qualitative screening process that seeks attractive relative value and earnings growth. The subadviser manages the Fund to mirror the Standard & Poor's 400 Stock Index, a value-weighted stock index consisting of 400 mid-size companies. With this approach, stocks are evaluated based on the following characteristics:

- price/earnings ratios and expected long-term growth
- trends and magnitudes of earnings
- earnings surprises
- changes in analysts' earnings estimates
- overall contribution to total portfolio risk
- analysis of short-term price changes
- underpricing on a risk-adjusted basis relative to the S&P 400 Index

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-size to smaller companies risk, where market values may be more erratic and thinly traded than the general market. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: The Fund may invest in various other types of securities and engage in other investment techniques and strategies which are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund's performance with the Standard & Poor's 400 Index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

[BAR GRAPH]

                                                                 DISCIPLINED MID CAP STOCK PORTFOLIO
                                                                 -----------------------------------
'98                                                                              16.91
'99                                                                              13.47
'00                                                                              16.61

Best Quarter:   4th  ('98)   26.68%
Worst Quarter:  3rd  ('98)  (15.34)%

                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

                        1 Year  Life of Fund*
                        ------  -------------
Disc. Mid Cap           16.61%         21.54%
S&P 400                 17.51%         15.17%

* The fund commenced operations on April 1, 1997.

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

                             Goals and Investments

                                               INVESTMENT ADVISER:  TAMIC

                                               SUBADVISER:  TIMCO

                                               PORTFOLIO MANAGER:  Sandip Bhagat
FUND'S OBJECTIVE:  Long-term capital
                   appreciation

KEY INVESTMENTS:  Common stock of small U.S. companies

SELECTION PROCESS: The Fund invests primarily in the stock of mid-size and small companies, representing various industries. The Fund's subadviser selects stock with a qualitative screening process to identify stocks of attractive relative value and earning growth. The subadviser manages the Fund to mirror the Russell 2000(R) Stock Index in terms of overall risk, economic sector weightings, and market capitalizations, although the Fund is not limited to stocks that comprise the Index. With this approach, stocks are evaluated based on the following characteristics:

- price/earnings ratios and expected long-term growth
- trends and magnitudes of earnings
- earnings surprises
- changes in analysts' earnings estimates
- overall contribution to total portfolio risk
- analysis of short-term price changes
- underpricing on a risk-adjusted basis relative to the Russell 2000 Index

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: The Fund may invest in various other types of securities and engage in other investment techniques and strategies which are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below shows how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund's performance with the Russell 2000 Index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31
[BAR GRAPH]

                                                                  DISCIPLINED SMALL CAP STOCK PORTFOLIO
                                                                  -------------------------------------
'99                                                                              20.41
'00                                                                               2.10

Best Quarter:   4th  ('99)   5.71%
Worst Quarter:  1st  ('99)  (5.75)%

                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

                        1 Year  Life of Fund*
                        ------  -------------
Disc. Small Cap         2.10%           3.41%
Russell 2000            (3.02)%         1.31%

* The fund commenced operations on May 1, 1998.

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

                             Goals and Investments

                                           INVESTMENT ADVISER:  TAMIC

                                           SUBADVISER:  Jurika & Voyles, LP

                                           PORTFOLIO MANAGERS:  Guy R. Ellife
                                                                Gregory A. Welch

FUND'S OBJECTIVE:  Long-term capital appreciation

KEY INVESTMENTS:  Common stock of mid-size to large companies

SELECTION PROCESS: The Fund normally invests at least 65% of its assets in the common stock of companies with market capitalizations of $500 million and over. The Fund seeks value in quality companies normally offering relatively lower price-to-earnings ratios and higher earnings growth rates. The subadviser emphasizes in-house research, which includes personal contacts, site visits and meetings with company management. The Fund's subadviser uses a growth and value approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

- earnings growth and predictability
- high return on equity
- leading/strong market positions
- experienced management team
- established record of profitability
- strong financial position
- strong cash flow
- established industry position
- management holds significant equity position
- healthy balance sheet with low corporate debt

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably and mid-size companies risk, where market values may be more erratic than the general market. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: The Fund may also invest up to 25% of its total assets in U.S. dollar-denominated foreign securities. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund's performance with the Russell Mid Cap(TM) and the Russell 3000 Indices. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

[BAR GRAPH]

'99                                                                              10.32
'00                                                                              11.27

Best Quarter:   4th  ('99)   15.38%
Worst Quarter:  3rd  ('99)  (10.65)%

                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

                        1 Year  Life of Fund*
                        ------  -------------
Jurika & Voyles         11.27%         10.09%
Core Equity
Russell Mid Cap         8.25%          10.75%
Russell 3000            8.04%           6.63%

* The fund commenced operations on July 20, 1998.

                           STRATEGIC STOCK PORTFOLIO
                             Goals and Investments

                                             INVESTMENT ADVISER:  TAMIC

                                             SUBADVISER:  TIMCO

                                             PORTFOLIO MANAGER:  Philip Johanson

FUND'S OBJECTIVE:  Above-average total return through capital appreciation and dividend income

KEY INVESTMENTS: Highest dividend-yielding stocks from the
                 Dow Jones Industrial Average ("DJIA") and a sub-set of the S&P Industrial Index ("S&P
                 Industrial")

SELECTION PROCESS: First, the subadviser ranks the 30 DJIA stocks by dividend yield. The 10 highest dividend yielding stocks are selected. The other 15 stocks that make up the portfolio are selected from the S&P Industrial as follows: Any S&P Industrial stocks that are also in the DJIA are removed. Only those stocks that are ranked A or A+ by Standard & Poors are included. The remaining stocks are ranked by market capitalization from highest to lowest, and the lowest 25% are eliminated. The remaining stocks are then ranked according to dividend yield, and the highest 15 are selected. The 10 stocks from the DJIA and the 15 selected from the S&P Industrial are combined to create the portfolio.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and dividend risk, where a company might pay lower or no dividends. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: The Fund may also engage in options on equity securities indices, futures contracts on these indices, and options on futures, both for hedging purposes and to seek enhanced gains. A complete list of all investment techniques available to this Fund is contained in the Appendix of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund's performance with the DJIA, the S&P Industrial Average, and the S&P 500 Index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

[BAR GRAPH]

'99                                                                               4.97
'00                                                                              10.22

Best Quarter:   2nd  ('99)  15.29%
Worst Quarter:  1st  ('00)  (7.96)%

                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

                       1 Year    Life of Fund*
                       ------    -------------
Strategic Stock         10.22%           3.91%
DJIA                    (4.88)%          8.17%
S&P Industrial         (16.25)%          7.59%
S&P 500                 (9.11)%          6.33%

* The fund commenced operations on May 1, 1998.

                           INVESTMENTS AND PRACTICES

Each Fund invests in various instruments subject to its particular investment policies. The Funds may invest in some or all of the following, as indicated below and in the SAI. For a free copy of the SAI, see the back cover of this prospectus. No Fund guarantees that it will reach its investment objective, and an investment in any Fund may lose money.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.
(All Funds)
                               Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                               Equity securities that are traded
                               over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

FIXED-INCOME INVESTMENTS       Fixed-income securities include U.S. Government
                               obligations, certificates of deposit, and
                               short-term money market instruments. Fixed-income
(All Funds)                    securities may have all types of interest rate
                               payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                               LOWER-QUALITY FIXED-INCOME SECURITIES (JURIKA & VOYLES CORE EQUITY) High-yield, high-risk securities, are commonly called "junk bonds," and are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

DERIVATIVES AND HEDGING        Derivative contracts, such as futures and options
TECHNIQUES                     on securities, may be used for any of the
                               following purposes:
(Disciplined Mid Cap,
Disciplined Small Cap,
Strategic Stock)

                               -  To hedge against the economic impact of
                                  adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
                               -  As a substitute for buying or selling
                                  securities
                               -  To enhance return

                               Forward foreign currency contracts may be used to hedge against foreign currency exposure

                               Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                               For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                 Fund investors are subject to selection risk in
                               that a strategy used, or stock selected, may fail
(All Funds)                    to have the desired effect. Specifically, stocks
                               believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITIONS  The Funds may depart from principal investment strategies in response to adverse market,
(All Funds)                    economic or political conditions by taking
                               temporary defensive positions in various types of money market, preferred stock and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER             The Funds may actively trade portfolio securities
                               in an attempt to achieve their investment
(Disciplined Mid Cap           objective. Active trading will cause the Funds to
Stock, Disciplined             have an increased portfolio turnover rate, which
Small Cap Stock)               is likely to generate shorter-term gains (losses)
                               for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Funds' trading costs and may have an adverse impact on the Funds' performance.

INVESTMENT OBJECTIVES          Each Fund's investment objective and, unless
                               noted as fundamental, its investment policies may
(All Funds)                    be changed by the Board without approval of
                               shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policyowner selected as appropriate at the time of investment.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for all the funds described in this prospectus. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts

     - domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     - nonaffiliated insurance companies

For the year ended December 31, 2000, the Funds' annual management fees are:

                         FUND                                     ANNUAL MANAGEMENT FEE*
                                                              (AS A PERCENTAGE OF THE FUND'S
                                                                 AVERAGE DAILY NET ASSETS)
Disciplined Mid Cap Stock Portfolio...................                     0.70%
Disciplined Small Cap Stock Portfolio.................                     0.80%
Jurika & Voyles Core Equity Portfolio.................                     0.75%
Strategic Stock Portfolio.............................                     0.60%

* Fee shown also reflects maximum annual management fee payable to investment adviser.

THE SUBADVISERS AND PORTFOLIO MANAGERS

The Funds' investments are managed by a subadviser which is supervised by TAMIC. The table below sets forth the name of each subadviser, if any, and portfolio manager, if any, including the business experience of each Fund's portfolio manager for the past 5 years.


--------------------------------------------------------------------------------------------
  FUND                          PORTFOLIO MANAGER               BUSINESS EXPERIENCE
                                AND SUBADVISER                  (1996 TO PRESENT)
--------------------------------------------------------------------------------------------
  DISCIPLINED MID CAP STOCK     Sandip Bhagat                   President and Chief
  PORTFOLIO                     (since 4/97)                    Executive Officer, TIMCO
                                TIMCO
                                100 First Stamford Place
                                Stamford, CT
--------------------------------------------------------------------------------------------
  DISCIPLINED SMALL CAP         Sandip Bhagat                   President and Chief
  STOCK PORTFOLIO               (since 5/98)                    Executive Officer, TIMCO
                                TIMCO
                                100 First Stamford Place
                                Stamford, CT
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
  FUND                          PORTFOLIO MANAGER               BUSINESS EXPERIENCE
                                AND SUBADVISER                  (1996 TO PRESENT)
--------------------------------------------------------------------------------------------
  JURIKA & VOYLES CORE          Gregory A. Welch                Senior Vice President and
  EQUITY PORTFOLIO              (since 12/99)                   Principal, Jurika & Voyles
                                Jurika & Voyles
                                1999 Harrison Street,
                                Suite 700
                                Oakland, CA 94612

                                Guy R. Eliffe                   Vice President and
                                (since 4/99)                    Principal, Jurika & Voyles
                                Jurika & Voyles                 Managing Director, National
                                1999 Harrison Street,           Mutual Funds Management
                                Suite 700
                                Oakland, CA 94612
--------------------------------------------------------------------------------------------
  STRATEGIC STOCK PORTFOLIO     Philip Johanson                 Vice President, Portfolio
                                (since 5/99)                    Management, TIMCO
                                TIMCO                           Senior Vice President,
                                100 First Stamford Place        Portfolio Manager,
                                Stamford, CT                    Smith Barney Asset
                                                                Management

                                                                Assistant Portfolio Manager
                                                                Smith Barney Asset
                                                                Management
--------------------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Trust, and it has been advised by TAMIC, TIMCO and Jurika & Voyles, that none of them have any material pending legal proceedings affecting them.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 19 series or Funds, each with only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Trust. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of 4:00 p.m. Eastern time each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Each Fund's assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith by the Trust's Board of Trustees ("Board"). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Trust computes each Fund's NAV for purchases and redemptions as of 4:00 p.m. Eastern Time on the day the Trust has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Trust retains the right to refuse a purchase order. The Trust may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

                TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

Each Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                      DISCIPLINED MID CAP STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 4 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request.

                                                  YEARS ENDED DECEMBER 31,
                                      ------------------------------------------------
                                       2000(1)       1999(1)       1998        1997(2)
NET ASSET VALUE, BEGINNING OF
  YEAR..............................   $ 15.61       $14.34       $ 12.47      $10.00
--------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net Investment Income(3)..........      0.08         0.02          0.04        0.06
  Net Realized and Unrealized
     Gain...........................      2.46         1.84          2.05        3.37
--------------------------------------------------------------------------------------
Total Income from Operations........      2.54         1.86          2.09        3.43
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net Investment Income.............     (0.03)       (0.02)           --       (0.06)
  Net Realized Gains................     (0.86)       (0.57)        (0.22)      (0.90)
--------------------------------------------------------------------------------------
Total distributions.................     (0.89)       (0.59)        (0.22)      (0.96)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........   $ 17.26       $15.61       $ 14.34      $12.47
--------------------------------------------------------------------------------------
TOTAL RETURN........................     16.61%       13.47%        16.91%      34.38%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....   $95,216       $45,068      $19,460      $6,169
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)....................      0.88%        0.95%         0.95%       0.95%+
  Net Investment Income.............      0.49         0.28          0.48        0.85+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        67%          71%          109%         74%
======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3) Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

             PER SHARE DECREASES             EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME       FEE WAIVERS AND REIMBURSEMENT
           ------------------------       -----------------------------
1999                $0.01                             0.99%
1998                 0.02                             1.22
1997                 0.08                             1.82+

(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              FINANCIAL HIGHLIGHTS
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 3 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request.

                                                           YEARS ENDED DECEMBER 31,
                                                       ---------------------------------
                                                       2000(1)      1999(1)      1998(2)
NET ASSET VALUE, BEGINNING OF YEAR...................   $10.68        $8.87      $10.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)...........................     0.03         0.04        0.03
  Net realized and unrealized gain (loss)............     0.19         1.77       (1.13)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     0.22         1.81       (1.10)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.02)          --       (0.03)
  Net realized gains.................................    (0.63)          --          --
  Capital............................................       --           --       (0.00)*
----------------------------------------------------------------------------------------
Total Distributions..................................    (0.65)          --       (0.03)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $10.25       $10.68       $8.87
----------------------------------------------------------------------------------------
TOTAL RETURN.........................................     2.10%       20.41%     (11.04)%++
----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $22,496      $14,910      $5,162
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).....................................     1.00%        1.00%       1.00%+
  Net investment income..............................     0.25         0.46        0.64+
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................      108%          94%         89%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares methods.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $27,638, $44,300 and $45,146 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

      DECREASES IN NET                    EXPENSE RATIOS WITHOUT
 INVESTMENT INCOME PER SHARE              EXPENSE REIMBURSEMENT
-----------------------------         ------------------------------
2000        1999        1998          2000        1999         1998
-----       -----       -----         -----       -----       ------
$0.01       $0.05       $0.08         1.14%       1.49%       2.98%+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              FINANCIAL HIGHLIGHTS
                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 3 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request.

                                                              YEARS ENDED DECEMBER 31,
                                                            -----------------------------
                                                            2000(1)    1999(1)    1998(2)
NET ASSET VALUE, BEGINNING OF YEAR......................     $11.33    $10.27     $10.00
-----------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..............................       0.06      0.06       0.04
  Net realized and unrealized gain......................       1.19      1.00       0.27
-----------------------------------------------------------------------------------------
Total Income From Operations............................       1.25      1.06       0.31
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................................      (0.05)       --      (0.04)
  Net realized gains....................................      (0.41)       --      (0.00)*
-----------------------------------------------------------------------------------------
Total Distributions.....................................      (0.46)       --      (0.04)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR............................     $12.12    $11.33     $10.27
-----------------------------------------------------------------------------------------
TOTAL RETURN............................................      11.27%    10.32%      3.08%++
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).........................    $11,942    $9,206     $6,169
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)........................................       1.00%     1.00%      0.99%+
  Net investment income.................................       0.54      0.62       1.01+
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................................         64%       68%        26%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $24,704, $29,926 and $20,200 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

     PER SHARE DECREASE                   EXPENSE RATIO WITHOUT
  IN NET INVESTMENT INCOME                EXPENSE REIMBURSEMENT
-----------------------------         ------------------------------
2000        1999        1998          2000        1999         1998
-----       -----       -----         -----       -----       ------
$0.03       $0.04       $0.03         1.24%       1.40%       1.89%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              FINANCIAL HIGHLIGHTS
                           STRATEGIC STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 3 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request.

                                                           YEARS ENDED DECEMBER 31,
                                                       ---------------------------------
                                                        2000        1999(1)      1998(2)
NET ASSET VALUE, BEGINNING OF YEAR...................    $9.93        $9.46      $10.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)...........................     0.23         0.21        0.12
  Net realized and unrealized gain (loss)............     0.66         0.26       (0.54)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     0.89         0.47       (0.42)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.20)       (0.00)*     (0.12)
  Net realized gains.................................    (0.69)          --          --
----------------------------------------------------------------------------------------
Total Distributions..................................    (0.89)       (0.00)*     (0.12)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $9.93        $9.93       $9.46
----------------------------------------------------------------------------------------
TOTAL RETURN.........................................    10.22%        4.97%      (4.24)%++
----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $12,601      $14,730      $6,887
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).....................................     0.90%        0.90%       0.90%+
  Net investment income..............................     2.14         2.09        2.42+
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................        6%          80%          1%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares methods.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $9,244, $11,500 and $21,016 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

      DECREASES IN NET                    EXPENSE RATIOS WITHOUT
 INVESTMENT INCOME PER SHARE              EXPENSE REIMBURSEMENT
-----------------------------         ------------------------------
2000        1999        1998          2000        1999         1998
-----       -----       -----         -----       -----       ------
$0.01       $0.01       $0.03         0.97%       0.99%       1.51%+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                   APPENDIX A

Each Fund invests in various instruments subject to its particular investment policies. The Funds invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TECHNIQUES                                    DISCIPLINED        DISCIPLINED         STRATEGIC           JURIKA &
                                                           MID CAP           SMALL CAP            STOCK              VOYLES
                                                                                                                  CORE EQUITY
--------------------------------------------------------------------------------------------------------------------------------
 Affiliated Bank Transactions
--------------------------------------------------------------------------------------------------------------------------------
 American Depositary Receipts                                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Mortgage Securities                                                                                      X
--------------------------------------------------------------------------------------------------------------------------------
 Bankers Acceptances                                          X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Buying Put and Call Options                                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Certificates of Deposit                                      X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                                             X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Convertible Securities                                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
 Corporate Asset-Backed Securities                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                                              X                                     X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities
--------------------------------------------------------------------------------------------------------------------------------
 Equity Securities                                            X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Floating & Variable Rate Instruments                         X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                                                                                                    X
--------------------------------------------------------------------------------------------------------------------------------
 Forward Contracts on Foreign Currency
--------------------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                            X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 High-Yield, High Risk Bonds                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                          X                  X                                     X
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Securities
--------------------------------------------------------------------------------------------------------------------------------
 Index Futures Contracts                                      X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Investment Company Securities                                X                                     X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Investment in Unseasoned Companies                           X                  X                                     X
--------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities                                 X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Letters of Credit                                            X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Loan Participations
--------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies
--------------------------------------------------------------------------------------------------------------------------------
 Options on Index Futures Contracts                           X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Options on Stock Indices                                     X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Other Direct Indebtedness
--------------------------------------------------------------------------------------------------------------------------------
 Real Estate-Related Instruments                              X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                        X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Short Sales "Against the Box"                                                   X
--------------------------------------------------------------------------------------------------------------------------------
 Short-Term Money Market Instruments                          X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Swap Agreements
--------------------------------------------------------------------------------------------------------------------------------
 Temporary Bank Borrowing                                     X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                                   X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 Variable Amount Master Demand Notes                          X                  X                  X                  X
--------------------------------------------------------------------------------------------------------------------------------
 When-Issued and Delayed Delivery Securities                  X                  X                                     X
--------------------------------------------------------------------------------------------------------------------------------
 Writing Covered Call Options                                 X                  X
--------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                           THE TRAVELERS SERIES TRUST

Investors who want more information about a Fund can obtain a SAI which provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about a Fund's investments is available in its annual and semi-annual reports to shareholders. A Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
             WRITE -- ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
--------------------------------------------------------------------------------
                 ACCESS THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may, for a fee, get text-only copies of the above documents from the SEC Public Reference Room at 1-800-SEC-0330 or write to the SEC Public Reference Room, Washington, DC 20549-6009.

      - 811-6465